CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Northern Lights Variable Trust. Such reference is included in the Statement of Additional Information of the Dent Strategic Portfolio under “Independent Registered Public Accounting Firm”.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

April 30, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Variable Trust and to the use of our report dated February 14, 2008 on the financial statements and financial highlights of Changing Parameters Portfolio, a series of Northern Lights Variable Trust.  Such financial statements and financial highlights appear in the Fund’s 2007 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

April 30, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Variable Trust and to the use of our report dated February 14, 2008 on the financial statements and financial highlights of Critical Math Portfolio, a series of Northern Lights Variable Trust.  Such financial statements and financial highlights appear in the 2007 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

April 30, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Northern Lights Variable Trust.  Such reference is included in the Statement of Additional Information of the Oxford Global Total Return Portfolio under “Independent Registered Public Accounting Firm”.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

April 30, 2008